3Q 2010 Earnings Conference Call
November 4, 2010
Exhibit 99.1

Safe Harbor Statement
This presentation includes “forward-looking statements” within the meaning of Section
27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as
amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,”
“should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Important factors that could cause actual results to differ materially from such forward-looking statements include, without limitation, risks related to the following:
❑Increasing competition in the communications industry; and
❑A complex and uncertain regulatory environment.
A further list and description of these risks, uncertainties and other factors can be found in the Company’s SEC filings which are available online at www.sec.gov,
www.shentel.com or on request from the Company. The Company does not undertake to update any forward-looking statements as a result of new information or future events or developments.

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Shentel believes they provide relevant and useful information to investors. Shentel utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, return investment to shareholders and to fund continued growth. Shentel also uses these financial performance measures to evaluate the performance of its businesses and for budget planning purposes.

Chris French
CEO and President

3Q ‘10 Highlights
❑ Strategic Growth Initiatives
 ▶ Cable Acquisitions
 • Acquisition of Jet Broadband closed on July 30th
 • Planned purchase of Suddenlink properties in
 Salem, WV and Oakland, MD
 ▶ Wireless Prepaid
 • Purchased approximately 50,000 current Virgin
 Mobile customers
 • Began offering Boost and Virgin Mobile service in
 July

3Q ’10 Cable Highlights
❑ Synergies - Newly acquired JetBroadBand cable subs
 now on our billing platform
❑ Sales Momentum - 3Q 2010 net RGU additions of
 4,112 - includes 8% growth in existing markets
❑ Triple Play - High Speed data available to 88% and
 voice to 76% of acquired video homes passed

230.6
222.8
219.4
211.5
12/31/2008
9/30/2009
12/31/2009
9/30/2010

3Q ’10 Wireless Highlights
❑ 3G/4G - now selling 3G/4G data cards and 4G handsets
PCS Postpaid Customers (000s)
❑ Prepaid - 6,296 net
 additions and 56,203
 prepaid subs at 9/30
❑ Steady Wireless growth
 - Postpaid customers up
 5% in the last year
❑ Quarterly churn
 improves - Q3 ‘10 churn
 of 1.9% compared to 2.2%
 for Q3 ’09

3Q ‘10 Financial Highlights
❑ JetBroadBand acquisition-
 related transaction costs -
 $3.0 million before tax and $1.8
 million after tax
❑ Prepaid - Net loss $1.5 million
 pre-tax, $0.9 million after-tax
❑ Directory sale - sold
 publishing rights for $4 million
 gain pre-tax, $2.6 million after
 tax
❑ Net Income - Net income of
 $4.0 million
❑ Operating results - Net
 income from continuing
 operations of $4.2 million
Net Income
(in millions)
Net Income from Continuing Operations
(in millions)

Adele Skolits
CFO and VP of Finance

SHENTEL

	Quarter Ended		
	9/30/09	9/30/10	Change
Operating Income	$10.6	$9.6	($1.0)
Depreciation and Amortization	8.1	12.2	4.1
OIBDA	$18.7	$21.8	$3.1
Share Based Compensation	$0.2	$0.3	0.1
Gain on directory sale		($4.0)	(4.0)
Acquisition costs		$3.0	3.0
Adjusted OIBDA	**$18.9**	**$21.1**	**$2.2**

Profitability
Adjusted OIBDA for the Quarter ($ millions)

SHENTEL

	Wireless		Wireline		Cable	
	3Q '09	3Q '10	3Q '09	3Q '10	3Q '09	3Q '10
Operating Income	$ 9.8	$ 9.2	$ 3.4	$ 7.5	$ (1.6)	$ (6.3)
Depreciation and Amortization	5.2	6.4	2.0	2.0	0.9	3.7
OIBDA	15.0	15.6	5.4	9.5	(0.7)	(2.6)
Share Based Compensation	0.1	0.1	-	-	-	0.1
Directory gain	-	-		(4.0)		-
Acquisition costs	-	-				3.0
Adjusted OIBDA	$ 15.1	$ 15.7	$ 5.4	$ 5.5	$ (0.7)	$ 0.5

Adjusted OIBDA by Segment

20.0
18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
-
15.1
1.8
2.6
-1.0
-2.3
-0.9
-0.3
0.8
15.7
Adjusted OIBDA 3Q'09
Postpaid Revenue
Prepaid Revenue
Service Fee Rate
Prepaid Cust. Acq.
Other Prepaid
Other Opex
Lease Acctg. Adj
Adjusted OIBDA 3Q'10

Wireless Segment - Change in Adjusted OIBDA

SHENTEL

10.0
8.0
6.0
4.0
2.0
-
(2.0)
(0.7)
5.2
2.1
0.3
0.5
-1.8
-2.3
-1.9
-0.9
0.5
Adjusted OIBDA 3Q'09
Video Revenues
Internet Revenues
Voice Revenues
Equipment Revenues
Customer Acquisition
Programming Costs
Network & Backhaul
Other
Adjusted OIBDA 3Q'10

Cable Segment - Change in Adjusted OIBDA

Earle MacKenzie
EVP and COO

230.6
222.8
219.4
211.5
12/31/2008
9/30/2009
12/31/2009
9/30/2010

Key Operational Results - Wireless
PCS Postpaid Customers (000s)

17,440
16,091
3Q'09
3Q'10

3,286
3,175
3Q'09
3Q'10

Key Operational Results - Wireless
Gross Additions - Postpaid
Net Additions - Postpaid
■ Decrease in churn from
 2.2% in Q3 ’09 to 1.9% in
 Q3 ’10
■ Continued postpaid net
 growth

Voice
Data
$55.75
$19.07
$36.68
$55.49
$21.58
$33.91
3Q '09
3Q '10

Key Operational Results - PCS
Gross Billed Revenue per  Postpaid User - Data & Voice 1
1 - Before Service credits, bad debt, Sprint Nextel fees. See reconciliation of Non-GAAP financial measures on slide 25

SHENTEL

Total Up 5%
$5.2
$1.9
$4.0
$25.3
Net Up 3%
$6.6
$1.4
$3.9
$26.2
3Q'09
3Q '10
Management & Service Fees*
Bad Debt
Service Credits
Net Revenue

PCS Revenues
Gross Billed Revenues - Postpaid ($ millions)
$36.4
$38.1
*-The Net Service Fee percentage increased from 8.8% to 12%
effective 6/1/10, an increase of $1.0 million for Q3 2010.

PCS Prepaid Statistics
➢Acquired 50K prepaid subscribers effective 7/1/10
 ▪Paid $138 per sub
➢Gross adds of 14,147
➢Net adds of 6,296
➢Ending subscribers of 56,203
➢Churn rate of 5.02%

PCS Customers Top Picks Q3 2010
■ Top Service Plans - 63% of
 Gross Adds
 ▶ Everything Data Family
 1500 - 43%
 ▶ Everything Messaging
 Family 1500 - 11%
 ▶ Everything 450 - 9%
■ Top Devices - New Activations
 - All Channels
 ▶ Samsung Seek - 18%
 ▶ LG Rumor Touch - 11%
 ▶ Blackberry 8530 - 10%
 ▶ HTC EVO 4G - 10%
 ▶ Sanyo 3810 - 7%
 ▶ Mobile Data Cards - 7%

24.0
23.5
24.4
23.8
12/31/2008
9/30/2009
12/31/2009
9/30/2010

9.9
4.9
10.5
3.8
11.0
3.4
11.8
2.4
12/31/2008
9/30/2009
12/31/2009
9/30/2010
Dial-Up
DSL

Key Operational Results - Wireline
■ Modest access line loss
■ Improved broadband
 penetration to 49%
■ 11% growth in DSL
 customers since 9/30/09
Access lines (000s)
Internet Customers (000s)

SHENTEL

4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
(500)
(69)
(38)
(279)
935
1,172
1,873
4,112
1,777
2,335
Q1' 09
Q2 '09
Q3 '09
Q4 '09
Q1 '10
Q2 '10
Q3 '10
All Other Cable Adds
JetBB Cable Adds

RGU Growth by Quarter - Cable
Net RGU growth excludes 1,754 RGU’s sold Q4’09 and 65,338 acquired Q3’10
Total RGU's	25,992	25,954	25,675	24,856	26,028	27,901	97,351

Key Operational Results - Cable
	12/31/08	9/30/09	12/31/09	9/30/10
Video
Homes Passed	64,365	64,365	56,268	171,662
Penetration	38.9%	37.5%	40.5%	37.6%
High-speed Internet
Available Homes	19,405	21,962	25,748	136,998
Penetration	5.8%	7.1%	8.1%	20.2%
Voice
Available Homes	0	0	0	118,627
Penetration	n/a	n/a	n/a	4.4%
Note: Video homes passed includes 16K homes located in Shenandoah County, VA, where internet and voice services are not available from the cable company.

Q&A

Appendix

Non-GAAP Financial Measure - Billed Revenue per Postpaid Subscriber
Dollars in thousands (except subscribers and revenue per subscriber)
	3Q '09	3Q '10
Gross billed revenue

Wireless segment total operating revenues	$28,690	$33,728
Equipment revenue	(1,046)	(1,712)
Other revenue	(2,358)	(5,843)
Wireless service revenue - postpaid	25,287	26,174
Service credits	3,987	3,913
Write-offs	1,916	1,415
Management fee	2,484	2,651
Service fee	2,732	3,977
Gross billed revenue - postpaid	36,406	38,129

Average postpaid subscribers	217,659	229,045

Billed revenue per postpaid subscriber	$55.75	$55.49